Exhibit 99.3

Investor Conference February 25, 2009 Nasdaq: APAC Michael P. Marrow, President & CEO Andrew B. Szafran, SVP & CFO

Forward-Looking Statements Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the company's management. The company intends its forward-looking statements to speak only as of the date on which they were made. The company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise. The following factors, among others, could cause the company's actual results to differ from historic results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients could have a material adverse effect on the company; terms of its client contracts; its ability to return to profitability; its ability to continue to reduce costs and achieve efficiencies; availability of cash flows from operations and borrowing availability under its revolving loan facility; its ability to comply with, or obtain waivers of or changes to, its debt covenants; its ability to effectively manage customer care center capacity and off-shore growth; its ability to conduct business internationally, including managing foreign currency exchange risks; its ability to attract and retain qualified employees; and fluctuations in revenue associated with the company's Medicare Part D enrollment and customer care programs. Other reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the company's Annual Report on Form 10-K for the fiscal year ended December 30, 2007 and its subsequent filings on Form 10-Q for the fiscal quarters ended March 30, 2008; June 29, 2008; and September 28, 2008. These filings are available on a website maintained by the SEC at http://www.sec.gov. To supplement the Company's consolidated financial statements presented in accordance with GAAP, the Company uses certain measures defined as non-GAAP financial measures by the SEC. Information regarding the reconciliation of the non- GAAP measures used in this presentation to our GAAP results are contained in the appendix and are also available on our website at http://www.apaccustomerservices.com and through the SEC.

Michael P. Marrow, President & CEO Andrew B. Szafran, SVP & CFO Participants

Agenda APAC Story Financial Overview Vertical Markets & Locations Ongoing Priorities

APAC Story 35 Years in the call center outsource business Focused on high quality, inbound customer care Great Customers with long relationships Good mix of verticals including healthcare, telecommunications, business services, travel, etc. Great Team of people dedicated to the business Domestic and Philippines presence Competitive Pricing Engaged, world-class Board of Directors

The Team Michael Marrow, President and CEO 16 years experience in the customer care industry Most recently Managing Director, Affiliated Computer Services (NYSE: ACS) - $600MM customer care group Andrew Szafran, Senior Vice President and CFO Successful 21 year career with broad experience in financial management, corporate finance, m&a, risk management and taxation Arthur DiBari, Senior Vice President, Operations 26 years of operational and business experience Most recently Regional VP for the Americas for ACS

Progress Report Progress Report

Quarter-over-Quarter Analysis Revenue $65.3 $61.7 ? 6.0% Gross Margin 18.8% 9.5% ? 930 bp Adjusted EBITDA* $8.6 $3.0 ? 190% Net Income / (Loss) $5.1 $(1.9) ? 365% ($ in millions) Q4 2008 Q4 2007 Change * See Appendix Debt $6.1 $26.3 ? $20.2MM

Year-over-Year Analysis Revenue $248.8 $224.7 ? 10.7% Gross Margin 16.4% 9.3% ? 710 bp Adjusted EBITDA** $23.1 $6.8 ? 240% Net Income $3.0 $5.1* ? 41% Debt $6.1 $26.3 ? $20.2MM ($ in millions) FY 2008 FY 2007 Change * Includes a one-time tax benefit of $17.6 million related to the favorable resolution of APAC's IRS appeal ** See Appendix

Vertical Markets Vertical Markets

Center Locations Customer Care Locations Workstations Tucson, Arizona 608 Davenport, Iowa 674 Cedar Rapids, Iowa 385 Utica, New York 378 Corpus Christi, Texas 402 Green Bay, Wisconsin 632 LaCrosse, Wisconsin 366 Tampa, Florida (client owned) 677 Newport News, Virginia (client owned) 761 Total US 4,883 Alabang, Philippines 1,214 Alabang, Philippines 416 Cubao, Philippines 1,674 Leyte, Philippines 0 Total Offshore 3,304 Total APAC 8,187 As of December 1, 2008, we began construction on our fourth facility in the province of Leyte, in the Philippines. Two facilities are client owned. We lease our customer care centers.

Continue to enhance the quality and dependability of APAC's services Continuous cost improvement through improved efficiencies Grow the business through existing clients and new logos Build bench strength and stay ahead of the curve Ongoing Priorities

Top 25 managers meet weekly Separate meetings on each subject to ensure the topic is not diluted SLA performance for our clients Cost savings progress Financial flash for the month Pipeline of opportunities with existing and prospective clients Maintain the Focus

Based upon the current economic environment and barring any significant deterioration in our clients' businesses, We expect to see high single to low double digit revenue growth in 2009. We also expect to generate full year pre-tax profit margins for 2009 in the range of what we produced in the fourth quarter of 2008. Positive Outlook

APPENDIX

Appendix - Non-GAAP Financial Measures To supplement our condensed consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (GAAP), we use the following measures defined as non-GAAP financial measures by the SEC: EBITDA and adjusted EBITDA. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. The items excluded from these non^GAAP financial measures are significant components of our financial statements and must be considered so in performing a comprehensive analysis of our overall financial results. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our core business operating results. We believe management, investors and lenders benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate internal comparisons to our historical performance and liquidity. We believe that these non-GAAP financial measures are useful to investors and analysts in allowing for greater transparency with respect to supplemental information used by us in our financial and operational decision making. We expect to use consistent methods for computation of non-GAAP financial measures. Our calculations of non-GAAP financial measures may not be consistent with calculations of similar measures used by other companies. The accompanying table has more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures. Additional information on these non-GAAP financial measures can be found in our Annual Report on Form 10-K for the year ended December 30, 2007 and our filings on Form 10-Q for the fiscal quarters ended March 30, 2008, June 29, 2008 and September 28, 2008.

Appendix - Non-GAAP Financial Measures We operate on a 13- week fiscal quarter that ends on the Sunday closest to December 31. We operate on a 52/53- week fiscal year that ends on the Sunday closest to December 31. We define EBITDA as net income (loss) plus the provision (benefit) for income taxes, depreciation and amortization, and interest expense. We define adjusted EBITDA as EBITDA adjusted for restructuring and other charges and asset impairment charges. EBITDA and adjusted EBITDA are measures used by our lenders, investors and analysts to evaluate our financial performance and our ability to pay interest and repay debt. These measures are also indicative of our ability to fund the capital investments necessary for our continued growth. We use these measures, together with our GAAP financial metrics, to assess our financial performance, allocate resources, measure our performance against debt covenants, determine management bonuses and evaluate our overall progress towards meeting our long-term financial objectives. EBITDA and adjusted EBITDA are not intended to be considered in isolation or as a substitute for net income (loss) or cash flow from operations data presented in accordance with GAAP or as a measure of liquidity. The items excluded from EBITDA and adjusted EBITDA are significant components of our financial statements and must be considered in performing a comprehensive assessment of our overall financial results. EBITDA and adjusted EBITDA can be reconciled to net income (loss), which we believe to be the most directly comparable financial measure calculated and presented in accordance with GAAP, as follows: